Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Affiliated Fund

For the period ended January 31, 2026

Schedule of Investments (unaudited)

LORD ABBETT AFFILIATED FUND, INC. January 31, 2026

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 99.08%

COMMON STOCKS 98.52%

Aerospace & Defense 5.39%
General Electric Co.	399,728	$122,632,553
L3Harris Technologies, Inc.	274,706	94,182,952
Northrop Grumman Corp.	201,849	139,731,989
Total		356,547,494

Air Freight & Logistics 1.09%
CH Robinson Worldwide, Inc.	368,677	71,873,581

Banks 7.73%
Bank of America Corp.	2,088,238	111,094,261
JPMorgan Chase & Co.	658,029	201,284,491
Wells Fargo & Co.	2,201,741	199,235,543
Total		511,614,295

Beverages 0.97%
Coca-Cola Co.	862,220	64,502,678

Biotechnology 3.30%
AbbVie, Inc.	436,009	97,234,367
Gilead Sciences, Inc.	851,763	120,907,758
Total		218,142,125

Building Products 1.28%
Allegion PLC (Ireland)(a)	412,226	68,178,058
Cie de Saint-Gobain SA(b)	164,564	16,243,365
Total		84,421,423

Capital Markets 10.97%
Blackstone, Inc.	449,515	64,019,926
Cboe Global Markets, Inc.	279,356	74,046,101
Charles Schwab Corp.	1,513,459	157,278,659
Morgan Stanley	1,161,882	212,392,030
Nasdaq, Inc.	958,805	92,898,616
S&P Global, Inc.	109,883	57,995,149
SEI Investments Co.	766,383	67,326,747
Total		725,957,228
Investments	Shares	Fair Value
Chemicals 1.79%
Linde PLC	259,314	$118,498,719

Commercial Services & Supplies 1.86%
Cintas Corp.	300,011	57,419,105
Waste Management, Inc.	295,983	65,779,262
Total		123,198,367

Construction & Engineering 1.92%
EMCOR Group, Inc.	111,634	80,457,973
Vinci SA(b)	322,310	46,343,216
Total		126,801,189

Construction Materials 2.54%
CRH PLC (Ireland)(a)	1,370,929	167,815,419

Consumer Staples Distribution & Retail 3.48%
Costco Wholesale Corp.	16,170	15,203,843
Walmart, Inc.	1,804,444	214,981,458
Total		230,185,301

Electric: Utilities 3.26%
Entergy Corp.	1,275,531	122,310,667
NextEra Energy, Inc.	1,063,401	93,472,948
Total		215,783,615

Electrical Equipment 0.91%
Emerson Electric Co.	410,954	60,393,800

Electronic Equipment, Instruments & Components 1.41%
Amphenol Corp. Class A	648,561	93,444,669

Ground Transportation 0.48%
Union Pacific Corp.	135,960	31,964,196

Health Care Equipment & Supplies 1.95%
Abbott Laboratories	428,021	46,782,695
Stryker Corp.	221,965	82,029,386
Total		128,812,081

Health Care Providers & Services 1.76%
Labcorp Holdings, Inc.	221,481	60,136,521
UnitedHealth Group, Inc.	197,480	56,662,937
Total		116,799,458

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

LORD ABBETT AFFILIATED FUND, INC. January 31, 2026

Investments	Shares	Fair Value
Hotels, Restaurants & Leisure 1.08%
Booking Holdings, Inc.	14,256	$71,306,231

Information Technology Services 0.98%
Accenture PLC Class A (Ireland)(a)	246,690	65,037,352

Insurance 2.64%
Chubb Ltd. (Switzerland)(a)	192,199	59,497,123
Marsh & McLennan Cos., Inc.	540,785	101,770,329
Progressive Corp.	64,762	13,470,496
Total		174,737,948

Interactive Media & Services 3.91%
Alphabet, Inc. Class A	617,739	208,795,782
Meta Platforms, Inc. Class A	69,815	50,022,448
Total		258,818,230

Life Sciences Tools & Services 1.21%
Danaher Corp.	367,114	80,357,583

Machinery 3.61%
Deere & Co.	110,632	58,413,696
Parker-Hannifin Corp.	192,599	180,241,848
Total		238,655,544

Metals & Mining 1.54%
Steel Dynamics, Inc.	565,999	101,636,440

Multi-Utilities 1.21%
CMS Energy Corp.	1,119,576	80,038,488

Oil, Gas & Consumable Fuels 8.82%
Cheniere Energy, Inc.	335,103	70,880,987
Expand Energy Corp.	557,441	62,661,943
Exxon Mobil Corp.	1,538,934	217,605,268
Kinder Morgan, Inc.	3,225,844	98,355,983
Marathon Petroleum Corp.	479,518	84,486,276
Shell PLC ADR	648,442	49,949,487
Total		583,939,944

Pharmaceuticals 2.32%
Johnson & Johnson	676,281	153,684,857
Investments	Shares	Fair Value
Semiconductors & Semiconductor Equipment 9.30%
Analog Devices, Inc.	309,286	$96,150,832
Broadcom, Inc.	264,238	87,542,049
Lam Research Corp.	416,401	97,212,977
NVIDIA Corp.	772,506	147,649,072
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	566,261	187,183,236
Total		615,738,166

Specialty Retail 2.71%
Lowe’s Cos., Inc.	426,027	113,774,771
TJX Cos., Inc.	437,572	65,552,661
Total		179,327,432

Textiles, Apparel & Luxury Goods 0.42%
LVMH Moet Hennessy Louis Vuitton SE(b)	43,458	28,047,979

Tobacco 1.98%
Philip Morris International, Inc.	729,832	130,961,054

Trading Companies & Distributors 4.70%
AerCap Holdings NV (Ireland)(a)	857,964	123,255,108
Ferguson Enterprises, Inc.	356,950	90,115,597
United Rentals, Inc.	124,557	97,411,048
Total		310,781,753
Total Common Stocks (cost $4,410,386,832)		6,519,824,639

CONVERTIBLE PREFERRED STOCKS 0.56%

Electric: Utilities 0.56%
NextEra Energy, Inc.(c) (cost $34,529,632)	668,425	36,910,428
Total Long-Term Investments (cost $4,444,916,464)		6,556,735,067

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)

LORD ABBETT AFFILIATED FUND, INC. January 31, 2026

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 1.03%

Repurchase Agreements 1.03%
Repurchase Agreement dated 1/30/2026, 3.250% due 2/2/2026 with Fixed Income Clearing Corp. collateralized by $68,569,300 of U.S. Treasury Note at 3.750% due 4/30/2027; value: $69,371,124; proceeds: $68,029,163 (cost $68,010,743)	$68,010,743	$68,010,743
Total Investments in Securities 100.11% (cost $4,512,927,207)		6,624,745,810
Other Assets and Liabilities – Net (0.11)%		(7,273,492)
Net Assets 100.00%		$6,617,472,318

ADR	American Depositary Receipt.

(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	The security has a dividend rate of 7.30%.

The following is a summary of the inputs used as of January 31, 2026 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Building Products	$68,178,058	$16,243,365	$–	$84,421,423
Construction & Engineering	80,457,973	46,343,216	–	126,801,189
Textiles, Apparel & Luxury Goods	–	28,047,979	–	28,047,979
Remaining Industries	6,280,554,048	–	–	6,280,554,048
Convertible Preferred Stocks	–	36,910,428	–	36,910,428
Short-Term Investments
Repurchase Agreements	–	68,010,743	–	68,010,743
Total	$6,429,190,079	$195,555,731	$–	$6,624,745,810

(1)	Refer to Note 2(a) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

See Notes to Schedule of Investments.	3

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a pricing committee (the “Pricing Committee”) that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on the NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Schedule of Investments (unaudited)(continued)

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of January 31, 2026 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any

Notes to Schedule of Investments (unaudited)(concluded)

additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of January 31, 2026, the Fund did not have any securities on loan.

QPHR-AFF-1Q
(03/26)